ADDITIONAL CASH FLOW INFORMATION	12 Months Ended
Dec. 31, 2022
ADDITIONAL CASH FLOW INFORMATION
ADDITIONAL CASH FLOW INFORMATION

23.ADDITIONAL CASH FLOW INFORMATION

		December 31, 2022	December 31, 2021
		$	$
Grants receivable and other current assets	12	401	(111)
Deferred grants		20	(1,511)
Mining tax credits		(353)	(1,707)
Sales taxes receivable		30	(1,266)
Prepaid expenses		(370)	(2,553)
Accounts payable and accrued liabilities	11	(2,796)	3,901
Total net change in working capital		(3,068)	(3,247)

Income tax received		558	—
Interest paid		69	101

Non-cash investing and financing activities
Property, plant and equipment included in accounts payable and accrued liabilities		7,447	5,068
Share issue costs included in accounts payable and accrued liabilities		8	49
Cost to issue the convertible notes included in accounts payable and accrued liabilities		659	—
Shares issued for interest payment		—	2,697